Exhibit 10.1

THE EXCHANGE CONTEMPLATED HEREIN IS INTENDED TO COMPORT WITH THE REQUIREMENTS OF SECTION 3(a)(9) OF THE SECURITIES ACT OF 1933, AS AMENDED.

EXCHANGE AGREEMENT

This Exchange Agreement (this “Agreement”) is entered into as of October __, 2023 (the “Effective Date”) by and between Sartorii, LLC, a Delaware limited liability company (“Sartorii”), and HUMBL, Inc., a Delaware corporation (“Company”).

A. Company issued to Sartorii the following Promissory Notes: (i) that certain Promissory Note dated March 30, 2022 in the original principal amount of $1,500,000 (“Note #1”); (ii) that certain Promissory Note dated July 26, 2022 in the original principal amount of $2,000,000 (“Note #2”); (iii) that certain Promissory Note dated November 15, 2022 in the original principal amount of up to $2,200,000 (“Note #3”); (iv) that certain Promissory Note dated June 12, 2023 in the original principal amount of $450,000 (“Note #4”); (v) that certain Promissory Note dated July 3, 2023 in the original principal amount of $200,000 (“Note #5”); (vi) that certain Promissory Note July 11, 2023 in the original principal amount of $50,000 (“Note #6”); and (vii) that certain Promissory Note dated September 14, 2023 in the original principal amount of $100,000 (“Note #7”, and together with Note 1, Note 2, Note 3, Note 4, Note 5 and Note 6, the “Notes”).

B. Company and Sartorii desire to exchange (such exchange is referred to as the “Note Exchange”) the Notes for 8,775 shares of Company’s Series C Preferred Stock (the “Exchange Shares”) according to the terms and conditions of this Agreement.

C. The Note Exchange will consist of Sartorii surrendering the Notes in exchange for the Exchange Shares.

D. Other than the surrender of the Notes, no consideration of any kind whatsoever will be given by Sartorii to Company in connection with this Agreement.

E. Sartorii and Company now desire to exchange the Notes for the Exchange Shares on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2. Issuance of Shares. The Note Exchange will occur with Sartorii surrendering the Notes to Company on the Effective Date and Company issuing the Exchange Shares to Sartorii.

3. Section 3(a)(9). The transaction contemplated hereby and all other documents associated with this transaction comport with the requirements of Section 3(a)(9) of the Securities Act of 1933, as amended. The Exchange Shares are being issued in substitution of and exchange for and not in satisfaction of the Notes. The Exchange Shares shall not constitute a novation or satisfaction and accord of the Notes.

4. Company’s Representations and Warranties. In order to induce Sartorii to enter into this Agreement, Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Company has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Company hereunder, (c) the issuance of the Exchange Shares is duly authorized by all necessary corporate action and the Exchange Shares are validly issued, fully paid and non-assessable, free and clear of all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, (d) Company has not received any consideration in any form whatsoever for entering into this Agreement, other than the surrender of the Note, and (e) Company has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Company related to this Agreement.

5. Sartorii’s Representations and Warranties. In order to induce Company to enter into this Agreement, Sartorii, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows: (a) Sartorii has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action, (b) no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of Sartorii hereunder, and (c) Sartorii has taken no action which would give rise to any claim by any person for a brokerage commission, placement agent or finder’s fee or other similar payment by Company related to this Agreement.

6. Governing Law; Venue. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Agreement shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereto hereby (i) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in San Diego County, California, (ii) expressly submits to the exclusive venue of any such court for the purposes hereof, and (iii) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim, defense or objection to the bringing of any such proceeding in such jurisdiction or to any claim that such venue of the suit, action or proceeding is improper. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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7. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages using electronic signatures shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

8. Attorneys’ Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the prevailing party shall be awarded the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses.

9. Severability. If any part of this Agreement is construed to be in violation of any law, such part shall be modified to achieve the objective of the parties to the fullest extent permitted and the balance of this Agreement shall remain in full force and effect.

10. Entire Agreement. This Agreement supersedes all other prior oral or written agreements between Company, Sartorii, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Sartorii nor Company makes any representation, warranty, covenant or undertaking with respect to such matters.

11. Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties. No provision of this Agreement may be waived except in writing signed by the party against whom such waiver is sought to be enforced.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

13. Time of Essence. Time is of the essence with respect to each and every provision of this Agreement.

14. Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:

HUMBL, INC.

By:
Jeffrey Hinshaw, COO

Sartorii:

Sartorii, LLC

By:
Stephen Foote, Manager

[Signature Page to Exchange Agreement]